Exhibit 99.3

Capturing the missing facts March 4, 2019

Cautionary statement Cautionary statement regarding forward looking statements: This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this presentation may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average internal rate of return, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to stockholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; (xiv) estimates of future closure costs and liabilities; (xv) statements relating to the proposed acquisition of Newmont by Barrick, including potential dilution, synergies and value creation, and (xvi) the possible joint venture in Nevada, including the potential terms and benefits thereof. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont common stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this presentation or made by Goldcorp outside of this presentation. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this presentation or made by Newmont outside of this presentation. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional information Additional information about the proposed transaction and where to find it This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, the Company will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement will be mailed to the Company’s stockholders. Stockholders of the Company will be able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp will be available free of charge at the SEC’s website at www.sec.gov. Participants in the proposed transaction solicitation The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the proxy statement filed with the SEC relating to the transaction when it becomes available. Additional information concerning Goldcorp’ executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

Barrick’s proposal represents an 8% discount to Newmont’s share price on February 22, 2019* Compared to the Goldcorp transaction, the Barrick proposal: Delivers ~$1.8 billion less in aggregate after-tax NAV1,2 to Newmont shareholders Is ~55% less accretive to Newmont’s NAVPS1,3,4 Is ~45% less accretive to Newmont’s 2020 CFPS1,3,4 In addition: Newmont shareholders could benefit from both the Goldcorp transaction and our Nevada proposal All potential value creation from the Barrick proposal relies on Barrick’s delivery of synergies Barrick’s leaders lack experience operating a global mining company and integrating acquisitions Barrick’s proposed share consideration carries significant risk to Newmont shareholders Newmont’s Board has determined that the unsolicited proposal from Barrick does not constitute and would not reasonably be expected to constitute a “superior proposal” under its agreement with Goldcorp Barrick’s proposal is Not Superior to our Goldcorp transaction Note: Accretion analysis based on consensus estimates. *Based on 22-Feb-19 closing price, the last trading day before Barrick’s proposal was announced

Newmont Goldcorp **is Superior** for shareholders

What Barrick wants you to believe		What is actually happening	
Merger offers unrivaled position in long-life, low cost Nevada assets with 20+ year mine life	→	Barrick needs Newmont's portfolio of world-class assets	• Barrick has not provided guidance post 2019 • Analysts forecast **~12% production decline** from '18-'23* • Barrick's Nevada assets need a processing plant
Merger offers Newmont shareholders unprecedented value creation	→	Goldcorp transaction offers Newmont shareholders superior value creation to Barrick proposal	• Barrick's proposal = **8% *discount* to market** • NAVPS accretion relies on Barrick delivery of synergies • Barrick has poor track record of M&A integration
World class business attractive to both gold and generalist investors	→	Barrick's main motivation is to be the biggest	• Barrick view: generalists support "bigger is better" • Newmont view: value from performance

Barrick's proposal attempts to deprive Newmont shareholders of the superior benefits from the Goldcorp transaction

**Production decline based on consensus estimates.*

March 2019

Newmont Mining Corporation | Capturing the missing facts | Slide 5

John Thornton still firmly in control of Barrick Since John Thornton’s arrival at Barrick: Underperformed Newmont by over $12B5 All while pocketing over $65M6 from Barrick shareholders Favors Newmont “ We simply will not yield to pressure to, ‘just find something’ in order to ‘grow’ -- March 2018 “ We have the thinnest talent in the most difficult areas and we can’t develop all these projects alone. -- September 2018 Source: Bloomberg, Company filings, FactSet Note: Quotes obtained from the Financial Times (“Barrick Gold’s restructuring comes at a cost” 18-Mar-18) and The Globe & Mail (“Barrick Gold’s John Thornton won’t back down” 14-Sep-18) 0.250x 0.500x 0.750x 1.000x 2014 2015 2016 2017 2018 Exchange Ratio Barrick / Newmont Trendline

Randgold share price performance (US$/share) Bristow as operator Kibali Begins Operating Tongon Begins Operating Gounkoto Begins Operating Loulo Begins Operating Morila Begins Operating Bristow as JV partner and geologist Source: Bloomberg, company filings Bristow delivered as explorer but faced challenges as operator $0 $20 $40 $60 $80 $100 $120 $140 $160 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Eight weeks ago, Bristow managed 5 assets in 4 countries



Randgold
December 2018
Barrick
January 2019
Barrick Proposal
5 assets
1 continent, 4 countries
Kibali
Morila
Tongon
Massawa
Loulo-Gounkoto
24 assets
5 continents, 15 countries
Porgera
Lumwana
Alturas
North Mara
Veladero
Buzwagi
Lagunas Norte
Jabal Sayid
Pascua-Lama
Zaldivar
Goldrush
Norte Abierto
Pueblo Viejo
Turquoise Ridge
Donlin
Goldstrike
Cortez
Hemlo
Bulyanhulu
Kibali
Morila
Tongon
Massawa
Loulo-Gounkoto
37 assets
5 continents, 18 countries
Tanami
Merian
Akyem
Yanacocha
Galore
KCGM
Ahafo
Phoenix
Twin Creeks
CC&V
Long Canyon
Boddington
Carlin
Porgera
Lumwana
Alturas
North Mara
Veladero
Buzwagi
Lagunas Norte
Jabal Sayid
Pascua-Lama
Zaldivar
Goldrush
Norte Abierto
Pueblo Viejo
Turquoise Ridge
Donlin
Goldstrike
Cortez
Hemlo
Bulyanhulu
Kibali
Morila
Tongon
Massawa
Loulo-Gounkoto
Randgold
Barrick
Newmont

Source: Company filings

March 2019

Newmont Mining Corporation | Capturing the missing facts | Slide 8

Newmont’s and Goldcorp’s strong ESG performance Newmont and Goldcorp outperform Barrick and Randgold on ESG metrics across the board Complementary values lower social risk, enhance performance and reputation Shared ESG leadership conveys competitive advantage over laggards Newmont: 95 Goldcorp: 100 Barrick: 60 Randgold: 85 Sustainalytics ESG rank CDP Climate score Newmont: A- Barrick: Declined to respond ESG Disclosure score Newmont: 66.5 Barrick: 56.2 Randgold: 43.8 Goldcorp: 59.5 Goldcorp: B Randgold: B Source: Bloomberg and CDP net 2018 results. ESG Disclosure Score based on 2017 reporting year.

Barrick shares carry significant risk for Newmont shareholders Barrick closed its acquisition of Randgold on January 2, 2019, just eight weeks ago Barrick management lacks experience managing a global mining company and integrating acquisitions Already, its 2019 guidance is below analyst expectations and no guidance exists beyond 2019 Barrick operates in high-risk jurisdictions: DRC, Ivory Coast, Tanzania, Mali, PNG, etc. Poor Environmental, Social and Governance (ESG) performance Fraser Institute Policy Perception Score of Jurisdictions in which Barrick Operates Source: Company filings, Fraser Institute 2018 Survey of Mining Companies; *Ivory Coast not included in 2018 survey, value reflects 2017 survey score. Note: Fraser Institute scores for Saudi Arabia and Senegal are not available and have thus been excluded. Policy Perception Index measures the overall policy attractiveness of surveyed mining jurisdictions 0 20 40 60 80 100 Nevada, USA Western Australia Chile Alaska, USA Ontario, Canada Peru Zambia San Juan, Argentina Dominican Republic Papua New Guinea Mali Tanzania Ivory Coast* DRC

Goldcorp transaction is superior for Newmont shareholders Goldcorp Transaction Barrick Proposal Superior transaction accretion Superior share of achievable synergies Superior stable and experienced team Superior share price performance Superior track record of delivering results Superior ESG performance Superior sustainable long-term plan Superior portfolio and risk profile Goldcorp transaction still allows for Nevada JV to capture synergies

Newmont Goldcorp has strong assets in world-class districts


% of combined Reserves*:
~90% in Americas and Australia
USA 21%
Latin America 27%
Australia 17%
Mexico 8%
Ghana 10%
Canada 15%
Éléonore †
Musselwhite †
Porcupine †
Red Lake †
Carlin
CC&V
Long Canyon
Phoenix
Twin Creeks
Cerro Negro †
Merian
Peñasquito †
Yanacocha
Pueblo Viejo †
Ahafo
Akyem
Boddington
KCGM
Tanami
Cornerstone assets
Optimization potential

* Subject to closing of Newmont Goldcorp transaction; see Endnote 7
† Goldcorp assets

Cornerstone assets expected to generate ~75% of portfolio production

Source: Company Filings

March 2019 Newmont Mining Corporation | Capturing the missing facts | Slide 12

Despite his recent comments, Bristow agrees Telfer, Ian [Goldcorp] From: Bristow, Mark [Randgold] Sent: May 7, 2017 To: Telfer, Ian [Goldcorp] Subject: RE: Catch-up “Dear Ian, It has been several months since I last reached out to you. I hope you are well. I would like to test your view on revisiting the conversation from last year. I believe that you and I have the opportunity to create a true leader in the gold sector. In Goldcorp, you have assembled a strong portfolio of assets located in world class districts. Only recently, Goldcorp had a market capitalization larger than Barrick or Newmont – this is a testament to the company’s assets and potential I would still like to try and catch up with you and at least have a conversation around the market and options that might be worthwhile exploring together? Regards, Mark” Note: Emphasis added.

Integration planning has identified $100M Efficiencies: $90M in procurement efficiencies $10M inventory and system optimization Synergies Supply Chain Full Potential Improvements Total Annual Improvements $100M $100M $165M $365M Newmont Goldcorp provides >$4.4B of value creation potential8 Note: Based on incremental Full Potential benefits for Goldcorp assets of $75 per ounce.9 $365 million in annual cost and efficiency improvements identified to date $15M Supply Chain $85M G&A Full Potential improvements (US$M)

The Goldcorp transaction is more accretive to Newmont shareholders Accretion to Newmont shareholders4 (%) Newmont Goldcorp offers superior value immediately (+$3.4 bn) (+$1.6 bn) Note: Accretion analysis based on consensus estimates.

Indicative attributable gold production profile (Moz) Newmont Goldcorp stable long-term production1 *Current projects include: Borden, AME, Quecher Main, Tanami Power; **Mid-term projects include: Tanami Expansion 2, Yanacocha Sulfides, Ahafo North, and Coffee. The attributable development capital represents the estimates for current and unapproved Mid-term projects from 1/1/2019 – 12/31/2025; †Does not include potential impact from divestitures or project optimization; Metal price assumptions: $1200/oz Au, $16/oz Ag, $1.05/lb Zn, $0.90/lb Pb and $2.50/lb Cu Existing assets and sustaining projects Current projects* Mid-term projects** Average annual attributable development capital of $600M† Gold Equivalent Production - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 2019 2020 2021 2022 2023 2024 2025

Newmont Goldcorp long-term outlook All-in sustaining cost** ($/oz) +/-5% Attributable gold production* (Moz) +/-5% *Does not include impact from potential divestitures or project optimization **See endnote 11

Where is Barrick’s long term guidance? Source: S&P Global Market Intelligence; CapIQ Note: 2019 based on mid-point of Barrick guidance. Barrick plus Randgold attributable gold production profile (Mozs) Barrick and Randgold 2019 guidance 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Newmont vs Barrick: fundamentally different investment options Newmont Goldcorp’s and Barrick’s operating philosophies are dramatically different The companies’ risk profiles also have fundamental differences: Operating model risks Jurisdictional and political risks associated with key operating assets Environmental, Social and Governance (ESG) risks Investors should retain opportunity to allocate funds between distinct company models Newmont Goldcorp and Barrick can solve Nevada and preserve investor choice Nevada JV provides the best option for actually realizing significant synergies Nevada JV offers lowest execution risk through combined technical resources “I built Randgold on partnerships” -- Mark Bristow, January 29, 2019

Proposed Nevada joint venture terms Economic Terms Each party will contribute all Nevada-related assets and liabilities to the Joint Venture Newmont Goldcorp will hold an economic interest of 45% and Barrick will hold a 55% economic interest Economic split based on consensus NPVs and equal split of Barrick estimated synergies 1.5% NSR retained on properties contributed to JV, excluding current Reserves and Resources Governance Operational Management: Key JV management roles jointly appointed; JV management responsible for day-to-day operations and decision making by miners in Nevada Management Committee: Equal representation Technical Committee: Equal representation; provide expertise on technical, S&ER, exploration matters Management Committee Voting: All Management Committee decisions made by majority voting power based on economic interests, subject to certain material matters that require joint approval Benefits of a joint venture Unlocks Nevada synergies Structure enables Newmont to provide its technical input No exposure to Barrick’s risky broader asset portfolio Retains benefits of strategic combination with Goldcorp

Optimizing Nevada ore types and process plants is complex overall_0_131872061568625015 columns_1_1318720615686250154_1_131872190553532004 9_1_131872874728536881 13_84 18_84 52_84 60_84 55_84 59_84 115_84 123_84 Carlin operation Shaft Portal Portal Portal Portal Open-pit Open-pit Open-pit Open-pit Underground sources Surface sources Milling facilities Mill 5 Concentrator Mill 6 Roaster Mill 5 Concentrates ‘cold / hot’ spectrum Leaching North Area South Area CC&V Concentrates ~1Moz of gold per annum Underground Open Pit Processing ~65K ~8K ~24 4 2 3 Mill 5 Mill 6 CCV Cons UG mining zones Mining laybacks “[We] lost some of that real understanding of the orebody, and over the last couple of years it has led to surprises we didn’t truly understand what it is we’re mining.”* -- Catherine Raw, November 16, 2018 “Oh it’s so easy because when you look at it, Nevada is one orebody”** -- Mark Bristow, February 28, 2019 * Barrick Gold Corporation, Randgold Resources Ltd. – Analyst/Investor Day, Nov. 16, 2018 ** CNBC interview “Barrick Gold CEO makes the case for Newmont acquisition” Feb. 28, 2019

Randgold11: +8% The Real “Missing Billions” TSR Since December 31, 2013 (%) Source: FactSet. Market data as of February 22, 2019 Note: Newmont and Barrick values based on NYSE listings. Newmont: +65% Barrick: -22% April 21, 2014 Termination of Newmont-Barrick discussions 31-Dec-13 31-Dec-14 31-Dec-15 31-Dec-16 31-Dec-17 31-Dec-18 Sept 24, 2018 Barrick and Randgold announce combination Jan 14, 2019 Newmont and Goldcorp announce combination $12B missing TSR5 20 40 60 80 100 120 140 160 180 200 220

Newmont Goldcorp strategic combination Creating the world’s leading gold company: Strongest portfolio of operating gold mines, projects, and Reserves in favorable jurisdictions Targeting sustainable production of 6 to 7 million ounces of gold annually1 Expected to close in the second quarter 2019 Value proposition: 27% accretive to Newmont’s NAV per share and 34% accretive to 2020 cash flow per share4 $4.4 billion NPV ($365 million annual) pre-tax synergies, supply chain efficiencies and Full Potential improvements8 Can be effectively integrated utilizing Newmont’s proven and scalable operating model Industry-leading dividend and investment grade balance sheet Note: Accretion analysis based on consensus estimates.

Questions?

Newmont Goldcorp long-term outlook[a]

Outlook +/- 5%	2019E	2020E	2021E	2022E	2023E	2024E	2025E
Attributable Production (Koz)	7,500	7,400	7,500	7,300	7,300	7,300	6,700
Consolidated CAS ($/oz)	715	720	705	690	630	630	670
Consolidated All-in Sustaining Costs ($/oz)	945	935	890	875	835	810	830
Consolidated Sustaining Capital Expenditures ($M)	1,150	1,050	800	775	900	800	600
Consolidated Development Capital Expenditures ($M)	900	900	975	1,425	675	50	50

[a] The estimates in the table below are considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. See cautionary statement on slide 2. In developing this outlook, Newmont management applied a number of hypothetical assumptions in respect of a number of future matters that impact outlook. For example, 2019 Outlook assumes $1,200/ozAu, $2.50/lbCu, $0.75 USD/AUD exchange rate and $65/barrel WTI. There can be no assurance that such assumptions are correct or that outlook will be achieved. A reconciliation of the 2019 and 2018 Gold AISC outlook to the 2019 and 2018 Gold CAS outlook is provided in the slides which follow. A reconciliation has not been provided for longer-term outlook in reliance on Item 10(e)(1)(i)(B) of Regulation S-K because such reconciliation is not available without unreasonable efforts.

March 2019

Newmont Mining Corporation | Capturing the missing facts | Slide 25

Newmont has developed a metric that expands on GAAP measures, such as cost of goods sold, and non-GAAP measures, such as Costs applicable to sales per ounce, to provide visibility into the economics of our mining operations related to expenditures, operating performance and the ability to generate cash flow from our continuing operations. Current GAAP measures used in the mining industry, such as cost of goods sold, do not capture all of the expenditures incurred to discover, develop and sustain production. Therefore, we believe that all-in sustaining costs is a non-GAAP measure that provides additional information to management, investors, and analysts that aid in the understanding of the economics of our operations and performance compared to other producers and provides investors visibility by better defining the total costs associated with production. All-in sustaining cost (“AISC”) amounts are intended to provide additional information only and do not have any standardized meaning prescribed by GAAP and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. The measures are not necessarily indicative of operating profit or cash flow from operations as determined under GAAP. Other companies may calculate these measures differently as a result of differences in the underlying accounting principles, policies applied and in accounting frameworks such as in International Financial Reporting Standards (“IFRS”), or by reflecting the benefit from selling non-gold metals as a reduction to AISC. Differences may also arise related to definitional differences of sustaining versus development (i.e. non-sustaining) capital activities based upon each company’s internal policies. The Company recently revised its calculation of AISC to exclude development expenditures related to developing new or major projects at existing operations where these projects will materially benefit the operation included in Advanced projects, research and development and Exploration amounts presented in the Consolidated Statements of Operations. The following disclosure provides information regarding the adjustments made in determining the all-in sustaining costs measure: Costs applicable to sales. Includes all direct and indirect costs related to current production incurred to execute the current mine plan. We exclude certain exceptional or unusual amounts from Costs applicable to sales (CAS), such as significant revisions to recovery amounts. CAS includes by-product credits from certain metals obtained during the process of extracting and processing the primary ore-body. CAS is accounted for on an accrual basis and excludes Depreciation and amortization and Reclamation and remediation, which is consistent with our presentation of CAS on the Consolidated Statements of Operations. In determining AISC, only the CAS associated with producing and selling an ounce of gold is included in the measure. Therefore, the amount of gold CAS included in AISC is derived from the CAS presented in the Company’s Consolidated Statements of Operations less the amount of CAS attributable to the production of copper at our Phoenix and Boddington mines. The copper CAS at those mine sites is disclosed in Note 3 to the Consolidated Financial Statements. The allocation of CAS between gold and copper at the Phoenix and Boddington mines is based upon the relative sales value of gold and copper produced during the period. Reclamation costs. Includes accretion expense related to Reclamation liabilities and the amortization of the related Asset Retirement Cost (ARC) for the Company’s operating properties. Accretion related to the Reclamation liabilities and the amortization of the ARC assets for reclamation does not reflect annual cash outflows but are calculated in accordance with GAAP. The accretion and amortization reflect the periodic costs of reclamation associated with current production and are therefore included in the measure. The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. Advanced projects, research and development and exploration. Includes incurred expenses related to projects that are designed to sustain current production and exploration. We note that as current resources are depleted, exploration and advanced projects are necessary for us to replace the depleting reserves or enhance the recovery and processing of the current reserves to sustain production at existing operations. As these costs relate to sustaining our production and are considered a continuing cost of a mining company, these costs are included in the AISC measure. These costs are derived from the Advanced projects, research and development and Exploration amounts presented in the Consolidated Statements of Operations less incurred expenses related to the development of new operations, or related to major projects at existing operations where these projects will materially benefit the operation in the future. The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. General and administrative. Includes costs related to administrative tasks not directly related to current production, but rather related to support our corporate structure and fulfill our obligations to operate as a public company. Including these expenses in the AISC metric provides visibility of the impact that general and administrative activities have on current operations and profitability on a per ounce basis. Other expense, net. We exclude certain exceptional or unusual expenses from Other expense, net, such as restructuring, as these are not indicative to sustaining our current operations. Furthermore, this adjustment to Other expense, net is also consistent with the nature of the adjustments made to Net income (loss) attributable to Newmont stockholders as disclosed in the Company’s non-GAAP financial measure Adjusted net income (loss). The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. Treatment and refining costs. Includes costs paid to smelters for treatment and refining of our concentrates to produce the salable metal. These costs are presented net as a reduction of Sales on our Consolidated Statements of Operations. Sustaining capital. We determined sustaining capital as those capital expenditures that are necessary to maintain current production and execute the current mine plan. Capital expenditures to develop new operations, or related to major projects at existing operations where these projects will materially benefit the operation, are generally considered non-sustaining or development capital. We determined the classification of sustaining and development (i.e. non-sustaining) capital projects based on a systematic review of our project portfolio in light of the nature of each project. Sustaining capital costs are relevant to the AISC metric as these are needed to maintain the Company’s current operations and provide improved transparency related to our ability to finance these expenditures from current operations. The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. All-in sustaining costs

All-in sustaining costs – 2019 outlook Excludes Depreciation and amortization and Reclamation and remediation. Includes stockpile and leach pad inventory adjustments. Reclamation costs include operating accretion and amortization of asset retirement costs. Advanced Project and Exploration excludes non-sustaining advanced projects and exploration. Includes stock based compensation Excludes development capital expenditures, capitalized interest and change in accrued capital. The reconciliation is provided for illustrative purposes in order to better describe management’s estimates of the components of the calculation. Estimates for each component of the forward-looking All-in sustaining costs per ounce are independently calculated and, as a result, the total All-in sustaining costs and the All-in sustaining costs per ounce may not sum to the component ranges. While a reconciliation to the most directly comparable GAAP measure has been provided for 2018 AISC Gold Outlook on a consolidated basis, a reconciliation has not been provided on an individual site or project basis in reliance on Item 10(e)(1)(i)(B) of Regulation S-K because such reconciliation is not available without unreasonable efforts. Reflects revised AISC definition. All values are presented on a consolidated basis for combined Newmont Goldcorp. Consolidated production for Yanacocha and Merian is presented on a total production basis for the mine site and excludes production from Pueblo Viejo Reflects full 12 months of 2019 for production and costs A reconciliation of 2019 Gold AISC outlook to the 2019 Gold CAS outlook is provided below. Outlook, including the estimates in the tables below, are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. 2019 Proforma Outlook - Gold 7,9 Outlook Estimate 11 Cost Applicable to Sales 1,2 5,300 $ Reclamation Costs 3 165 Advanced Project and Exploration 4 190 General and Adminstrative 5 350 Other Expense 35 Treatment and Refining Costs 75 Sustaining Capital 6 920 All-in Sustaining Costs 8 7,050 $ Ounces (000) Sold 10 7,450 All-in Sustaining Costs per Oz 8 945 $

All-in sustaining costs – 2020 outlook Excludes Depreciation and amortization and Reclamation and remediation. Includes stockpile and leach pad inventory adjustments. Reclamation costs include operating accretion and amortization of asset retirement costs. Advanced Project and Exploration excludes non-sustaining advanced projects and exploration. Includes stock based compensation Excludes development capital expenditures, capitalized interest and change in accrued capital. The reconciliation is provided for illustrative purposes in order to better describe management’s estimates of the components of the calculation. Estimates for each component of the forward-looking All-in sustaining costs per ounce are independently calculated and, as a result, the total All-in sustaining costs and the All-in sustaining costs per ounce may not sum to the component ranges. While a reconciliation to the most directly comparable GAAP measure has been provided for 2018 AISC Gold Outlook on a consolidated basis, a reconciliation has not been provided on an individual site or project basis in reliance on Item 10(e)(1)(i)(B) of Regulation S-K because such reconciliation is not available without unreasonable efforts. Reflects revised AISC definition. All values are presented on a consolidated basis for combined Newmont Goldcorp. Consolidated production for Yanacocha and Merian is presented on a total production basis for the mine site and excludes production from Pueblo Viejo A reconciliation of 2020 Gold AISC outlook to the 2020 Gold CAS outlook is provided below. Outlook, including the estimates in the tables below, are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. 2020 Outlook - Gold 7,9 Outlook Estimate Cost Applicable to Sales 1,2 5,300 $ Reclamation Costs 3 140 Advanced Project and Exploration 4 175 General and Adminstrative 5 300 Other Expense 25 Treatment and Refining Costs 95 Sustaining Capital 6 900 All-in Sustaining Costs 8 6,950 $ Ounces (000) Sold 10 7,400 All-in Sustaining Costs per Oz 8 935 $

Endnotes Investors are encouraged to read the information contained in this presentation in conjunction with the following notes, the Cautionary Statement on slide 2 and the factors described under the “Risk Factors” section of the Company’s Form 10-K, filed with the SEC on February 21, 2019 and disclosure in the Company’s other recent SEC filings. Caution Regarding Projections: Projections used in this presentation are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, net asset value (NAV), net present value (NPV) creation, synergies, expected future production, Internal rate of return, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate. Represents the aggregate difference between total NAV accretion from the Newmont Goldcorp and Newmont Barrick combinations, including synergies, supply chain efficiencies and Full Potential improvements. Percentage difference in illustrative NAVPS and CFPS accretion between Newmont Goldcorp and Newmont Barrick combinations. Newmont Goldcorp NAVPS accretion reflects street consensus estimate of standalone NAVPS, NPV (see endnote 8), assumed transaction costs and cash consideration of $0.02 / share payable to Goldcorp shareholders. Newmont Goldcorp 2020 CFPS accretion reflects street consensus forecast of standalone CFPS and $365M in annual pre-tax synergies and other cost savings and improvements. Newmont Barrick synergy estimates based on Barrick’s “Capturing the Missing Billions” presentation released on February 25, 2019. Newmont Barrick NAVPS accretion reflects street consensus estimate of standalone NAVPS, NPV of synergies ($7.1B pre-tax), $650M break fee payable to Goldcorp and assumed transaction costs. Newmont Barrick 2020 CFPS accretion reflects street consensus forecast of standalone CFPS and $750M in annual pre-tax synergies and other cost savings and improvements. Reflects difference in shareholder value created between Newmont and Barrick since December 31, 2013. Shareholder value created is defined as market cap as at December 31, 2013 multiplied by total shareholder return between December 31, 2013 and February 22, 2019. Total shareholder return includes dividends and share repurchases. Assumes proceeds from dividends and share repurchases are reinvested upon payment. Cumulative compensation includes salary, share-based awards, option-based awards, annual incentive plans, long-term incentive plans, pension value, and all other compensation between 2012 and 2018. 2018 compensation estimated based on 2017 actual compensation. U.S. investors are reminded that reserves were prepared in compliance with Industry Guide 7 published by the SEC. Whereas, the term resource, measured resource, indicated resources and inferred resources are not SEC recognized terms. Newmont has determined that such resources would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration and defined as Mineral Resource. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the inferred resource exists, or is economically or legally mineable. Inventory and upside potential have a greater amount of uncertainty. Investors are cautioned that drill results illustrated in certain graphics in this presentation are not necessarily indicative of future results or future production. Even if significant mineralization is discovered and converted to reserves, during the time necessary to ultimately move such mineralization to production the economic and legal feasibility of production may change. As such, investors are cautioned against relying upon those estimates. For more information regarding the Company’s reserves, see the Company’s Annual Report filed with the SEC on February 21, 2019 for the Proven and Probable reserve tables prepared in compliance with the SEC’s Industry Guide 7, which is available at www.sec.gov or on the Company’s website. Investors are further reminded that the reserve and resource estimates used in this presentation are estimates as of December 31, 2018. In connection combined post-closing Newmont Goldcorp reserve percentages referenced on slide 7, reserves percentages represent gold reserves only. Newmont’s reserves were prepared in compliance with Industry Guide 7 published by the United States SEC. The Goldcorp reserve figures are sourced from Goldcorp’s public information. Goldcorp’s reserves were prepared in accordance with the Canadian National Instrument 43-101 (“NI 43-101”) pursuant to the requirements of the Canadian securities laws, which differ from the requirements of United States securities laws. The definitions used in NI 43-101 are incorporated by reference from the CIM Definition Standards adopted by CIM Council on May 10, 2014 (the "CIM Definition Standards"). U.S. reporting requirements are governed by the SEC Industry Guide 7, as followed by Newmont. These reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms "Mineral Reserve", "Proven Mineral Reserve" and "Probable Mineral Reserve" are Canadian mining terms as defined in NI 43-101, and these definitions differ from the definitions in Industry Guide 7. Under Industry Guide 7 standards, a "final" or "bankable" feasibility study is typically required to report reserves or cash flow analysis to designate reserves. Further, under Industry Guide 7, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Newmont has not been involved in the preparation of Goldcorp’s reserve or resource estimates. Accordingly, Newmont assumes no responsibility for such estimates. As such, Goldcorp reserve estimates will remain subject to review and adjustment following closing in accordance with Newmont and SEC standards. No assurances can be made that all Goldcorp reserves will be recognized as Newmont reserves.

Endnotes (cont’d) Investors are encouraged to read the information contained in this presentation in conjunction with the following notes, the Cautionary Statement on slide 2 and the factors described under the “Risk Factors” section of the Company’s Form 10-K, filed with the SEC on February 21, 2019 and disclosure in the Company’s other recent SEC filings. Value creation potential (or NPV creation) as used in this presentation is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. Value creation potential represents management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 5 percent. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected value creation potential is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation. Full Potential cost savings or improvements as used in this presentation are considered operating measures provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential savings/improvements estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected Full Potential cost savings or improvements are projections are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual results to differ from current expectations. Randgold total shareholder return until Barrick and Randgold combination announced in September 2018. AISC is a non-GAAP financial measure. AISC as used by Newmont is defined as the sum of cost applicable to sales (including all direct and indirect costs related to current gold production incurred to execute on the current mine plan), remediation costs (including operating accretion and amortization of asset retirement costs), G&A, exploration expense, advanced projects and R&D, treatment and refining costs, other expense, net of one-time adjustments and sustaining capital. For a reconciliation of Newmont’s AISC to the nearest GAAP metric (CAS), see slides 27-28.